Leases And Prepaid Maintenance Deposits	9 Months Ended
Sep. 30, 2011
Leases And Prepaid Maintenance Deposits [Abstract]
Leases And Prepaid Maintenance Deposits

13. Leases and Prepaid Maintenance Deposits

The Company leases various types of equipment and property, primarily aircraft, spare engines and airport facilities under leases, which expire in various years through 2032. Lease terms are generally 6 to 12 years for aircraft and up to 24 years for other leased equipment and property.

Total rental expense for all leases charged to operations for the years ended 2008, 2009, and 2010 was $124.9 million, $110.1 million, and $122.7 million, respectively. Total rental expense for all leases charged to operations for the nine month periods ended September 30, 2010 and 2011 was $88.7 million (unaudited) and $102.6 million (unaudited), respectively. Total rental expense charged to operations for aircraft and engine operating leases for the years ended December 31, 2008, 2009, and 2010 was $105.6 million, $90.0 million, and $101.3 million, respectively. Total rental expense charged to operations for aircraft and engine operating leases for the nine month periods ended September 30, 2010 and 2011 was $72.9 million (unaudited) and $86.0 million (unaudited), respectively.

The Company's master lease agreements provide that the Company pays maintenance reserves to aircraft lessors to be held as collateral in advance of the Company's performance of major maintenance activities. These lease agreements provide that maintenance reserves are reimbursable to the Company upon completion of the maintenance event in an amount equal to the lesser of (1) the amount of the maintenance reserve held by the lessor associated with the specific maintenance event or (2) the qualifying costs related to the specific maintenance event. Substantially all of these maintenance reserve payments are calculated based on a utilization measure, such as flight hours or cycles, and are used solely to collateralize the lessor for maintenance time run off the aircraft until the completion of the maintenance of the aircraft.

At lease inception and at each balance sheet date, the Company assesses whether the maintenance reserve payments required by the master lease agreements are substantively and contractually related to the maintenance of the leased asset. Maintenance reserve payments that are substantively and contractually related to the maintenance of the leased asset are accounted for as maintenance deposits. Maintenance deposits expected to be recovered from lessors are reflected as prepaid maintenance deposits in the accompanying balance sheets. When it is not probable the Company will recover amounts currently on deposit with a lessor, such amounts are expensed as supplemental rent. As of December 31, 2009 and 2010 and September 30, 2011, the Company had prepaid aircraft maintenance to lessors of $96.3 million, $132.0 million, and $159.4 million (unaudited), respectively, on its balance sheets. The Company has concluded that these prepaid maintenance deposits are probable of recovery primarily due to the rate differential between the maintenance reserve payments and the expected cost for the related next maintenance event that the reserves serve to collateralize.

The Company's master lease agreements also provide that most maintenance reserves held by the lessor at the expiration of the lease are nonrefundable to the Company and will be retained by the lessor. Consequently, any usage-based maintenance reserve payments after the last major maintenance event are not substantively related to the maintenance of the leased asset and therefore are accounted for as contingent rent. The Company accrues for contingent rent beginning when it becomes probable and reasonably estimable the Company will incur such nonrefundable maintenance reserve payments. The Company makes certain assumptions at the inception of the lease and at each balance sheet date to determine the recoverability of maintenance deposits. These assumptions are based on various factors such as the estimated time between the maintenance events, the date the aircraft is due to be returned to the lessor, and the number of flight hours the aircraft is estimated to be utilized before it is returned to the lessor. The Company expensed $0.2 million, $0.2 million, and $0 million as supplemental rent during 2008, 2009, and 2010, respectively. For the nine month periods ended September 30, 2010 and 2011, the Company expensed $0 million (unaudited) and $0.9 million (unaudited), respectively, as supplemental rent. Maintenance reserves held by lessors that are refundable to the Company at the expiration of the lease are accounted for as prepaid maintenance deposits on the balance sheet when they are paid.

At September 30, 2011, the Company had its entire fleet of 35 aircraft and six spare engines financed under operating leases with lease term expiration dates ranging from 2017 to 2023. Five of the leased aircraft have variable rent payments, which fluctuate based on changes in LIBOR (London Interbank Offered Rate). The Company has the option to renew 17 of the leases for three-year periods with contractual notice required in the 10th year. Seven of the aircraft leases and all of the engine leases were the result of sale-lease-back transactions. Deferred gains from sale-lease-back transactions are amortized over the term of the lease. The costs of returning aircraft to lessors, or lease return conditions, are accounted for in a manner similar to the accounting for contingent rent. These costs are recognized over the remaining life of the lease as aircraft hours accumulate, beginning from the time when the Company determines it is probable such costs will be incurred and can generally be estimated. Such estimated costs exclude the costs of maintenance events that are covered by reserves on deposit with the relevant lessor, or routine maintenance costs that are recorded in maintenance expense.

Future minimum lease payments under noncancelable operating leases with initial or remaining terms in excess of one year at December 31, 2010 were as follows:

	Operating Leases
As of December 31,	Aircraft and Spare Engine Leases	Property Facility Leases	Total Operating Leases
	(in thousands)
2011	$118,800	$5,823	$124,623
2012	120,533	5,698	126,231
2013	120,614	5,071	125,685
2014	120,637	2,996	123,633
2015	121,021	1,234	122,255
2016 and thereafter	359,086	11,274	370,360

Total minimum lease payments	$960,691	$32,096	$992,787